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                                                                    EXHIBIT 10.8


             SECOND AMENDMENT OF THE BURNHAM PACIFIC PROPERTIES, INC.
                        STOCK OPTION AND INCENTIVE PLAN,
                     AMENDED AND RESTATED AS OF MAY 6, 1997


        On January 5, 2001, the Board of Directors of Burnham Pacific Properties, Inc. (the "Corporation") amended the Corporation's Stock Option and Incentive Plan, as amended and restated as of May 6, 1997 (the "Plan") by:

         1.       Deleting therefrom Section 4(d) in its entirety; and

         2.       Deleting therefrom Section 7(f) in its entirety.